NORTHSTAR GALAXY TRUST
                          (ALSO KNOWN AS PILGRIM TRUST)

                CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST
                           AND REDESIGNATION OF SERIES

The undersigned, being all of the Trustees of the Northstar Galaxy Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 8.3 and
Section 5.11 of the Trust's Declaration of Trust dated December 17, 1993, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust effective as of April 30, 2000 to redesignate the Trust and each existing series of the Trust, as follows:

     1. The name of the Trust is redesignated the "PILGRIM VARIABLE PRODUCTS TRUST."

     2.   The five (5) existing Series of the Trust are redesignated as follows:

          (a) The "Northstar Galaxy Emerging Growth Portfolio" is redesignated the "Pilgrim VP SmallCap Opportunities Portfolio."

          (b) The "Northstar Galaxy Research Enhanced Index Portfolio" is redesignated the "Pilgrim VP Research Enhanced Index Portfolio."

          (c) The "Northstar Galaxy Growth + Value Portfolio" is redesignated the "Pilgrim VP Growth + Value Portfolio."

          (d)  The  "Northstar   Galaxy   International   Value   Portfolio"  is
               redesignated the "Pilgrim VP International Value Portfolio."

          (e) The "Northstar Galaxy High Yield Bond Portfolio" is redesignated the "Pilgrim VP High Yield Bond Portfolio."
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IN WITNESS  WHEREOF,  the undersigned  have this day signed this  Certificate of
Amendment of Declaration of Trust.

Dated: January 27, 2000


/s/ John G. Turner                      /s/ Mark L. Lipson
---------------------------             ---------------------------
John G. Turner                          Mark L. Lipson


/s/ Paul S. Doherty                     /s/ Robert B. Goode, Jr.
---------------------------             ---------------------------
Paul S. Doherty                         Robert B. Goode, Jr.


/s/ David W. Wallace                    /s/ Walter H. May
---------------------------             ---------------------------
David W. Wallace                        Walter H. May


/s/ David W.C. Putnam                   /s/ Alan L. Gosule, Esq.
---------------------------             ---------------------------
David W.C. Putnam                       Alan L. Gosule, Esq.


/s/ John R. Smith
---------------------------
John R. Smith